                                                   Filed Pursuant to Rule 497(c)
                                                   Registration No. 002-87607

================================================================================


                                          Prospectus

                                             FPA Perennial Fund,
                                          Inc. ("Fund")
                                          is a mutual fund designed
                                          for individual,
                                          partnership and corporate
                                          retirement
                                          plans. The Fund's primary
                                          investment
                                          objective is long-term
                                          growth of capital.
                                          Current income is a
                                          secondary consideration.
                                          The Fund usually invests
                                          principally
                                          in common stocks
                                          considered by the
                                          Fund's investment adviser,
                                          First Pacific
                                          Advisors, Inc.
                                          ("Adviser"), on the basis
                                          of fundamental analysis,
                                          to provide attractive
                                          value relative to their
                                          market prices.
                                             This Prospectus briefly
                                          outlines information
                                          prospective investors
                                          should know before
                                          purchasing Fund shares.
                                          Investors should read and
                                          retain this Prospectus for
                                          future reference.
                                             A Statement of
                                          Additional Information
                                          about the Fund dated May
                                          1, 1997,
                                          which is incorporated by
                                          reference in this
                                          Prospectus, has been filed
                                          with the Securities and
                                          Exchange Commission. It is
                                          available at no charge by
                                          contacting FPA
                                          Fund Distributors, Inc.
                                          ("Distributor")
                                          at 11400 West Olympic
                                          Boulevard, Suite 1200, Los
                                          Angeles, California
                                          90064; telephone (310)
                                          473-0225 or
                                          (800) 982-4372, except
                                          from Alaska,
                                          Hawaii and Puerto Rico.
                                              THESE SECURITIES HAVE
                                          NOT BEEN APPROVED OR
                                          DISAPPROVED BY THE
                                          SECURITIES
                                          AND EXCHANGE COMMISSION OR
                                          ANY STATE SECURITIES
                                          COMMISSION NOR HAS THE
                                          SECURITIES
                                          AND EXCHANGE COMMISSION OR
        [LOGO]                            ANY STATE SECURITIES
                                          COMMISSION PASSED UPON THE
        Distributor:                      ACCURACY OR ADEQUACY OF
                                          THIS PROSPECTUS. ANY
        FPA FUND DISTRIBUTORS, INC.       REPRESENTATION TO THE
                                          CONTRARY IS A
        11400 West Olympic Boulevard,     CRIMINAL OFFENSE.
        Suite 1200
        Los Angeles, California 90064     May 1, 1997

                            FPA PERENNIAL FUND, INC.
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225

INVESTMENT    First Pacific Advisors, Inc.                       SHAREHOLDER        Boston Financial Data
ADVISER:       11400 West Olympic Boulevard, Suite 1200          SERVICE AGENT:        Services, Inc.
               Los Angeles, California 90064                     P.O. Box 8500
                                                                 Boston, Massachusetts 02266-8500
DISTRIBUTOR:    FPA Fund Distributors, Inc.                      (617) 328-5000
               11400 West Olympic Boulevard, Suite 1200          (800) 638-3060 except
               Los Angeles, California 90064                     Alaska, Hawaii,
                 (310) 473-0225                                  Massachusetts and
                 (800) 982-4372 except                           Puerto Rico
                   Alaska, Hawaii and
                   Puerto Rico                                   CUSTODIAN AND      State Street Bank and
                                                                 TRANSFER AGENT:       Trust Company
                                                                 225 Franklin Street
                                                                 Boston, Massachusetts 02110

INQUIRIES CONCERNING TRANSFER OF REGISTRATION, DISTRIBUTIONS, REDEMPTIONS AND SHAREHOLDER SERVICE SHOULD BE DIRECTED TO THE SHAREHOLDER SERVICE AGENT. INQUIRIES CONCERNING SALES SHOULD BE DIRECTED TO THE DISTRIBUTOR.

                               TABLE OF CONTENTS

                                                             PAGE                                                       PAGE
Expense Synopsis.............................................     3 Reinvestment Privilege..............................    12
Financial Highlights.........................................     4 Dividends, Distributions and Taxes..................    12
Suitability..................................................     4 Dividends...........................................    13
Investment Objectives and Policies...........................     5 Capital Gains.......................................    13
The Fund and Its Management..................................     6 Taxes...............................................    13
  Advisory Agreement.........................................     6 Investment Practices, Risks and Restrictions........    13
  FPA Fund Family............................................     6 Fixed-Income Securities.............................    13
  Prior Performance Information..............................     7 Risks of Lower-Rated Securities.....................    13
Purchase of Shares...........................................     7 Securities of Foreign Issuers.......................    14
  Net Asset Value............................................     8 Covered Call Options................................    14
  Table of Sales Charges.....................................     8 Short Sales Against the Box.........................    15
  Cumulative Purchase Discount...............................     8 Repurchase Agreements...............................    15
  Letter of Intent...........................................     8 Brokerage Practices.................................    15
  Sales at Net Asset Value...................................     9 Portfolio Turnover..................................    15
Shareholder Services.........................................     9 Investment Restrictions.............................    16
  FPA Exchange Privilege.....................................     9 Additional Information..............................    16
  Money Market Fund Exchange Privilege.......................    10 Common Stock........................................    16
  How to Exchange Shares.....................................    10 Voting Rights.......................................    16
  Investment Account.........................................    10 Shareholder Inquiries...............................    16
  Pre-Authorized Investment Plan.............................    11 Shareholder Service Agent...........................    16
  Retirement Plans...........................................    11 Custodian...........................................    16
  Systematic Withdrawal Plan.................................    11 Legal Counsel.......................................    16
Redemption of Shares.........................................    11 Independent Auditors................................    16
  Telephone Transactions.....................................    12

--------------------------------------------------------------------------------

No dealer, salesman, or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in supplemental sales literature distributed by the Distributor in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or by the Distributor. This Prospectus does not constitute an offering by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                                EXPENSE SYNOPSIS

    SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Load Imposed on Purchases (as a percentage of offering
          price)................................................................   6.50%
         Deferred Sales Load (as a percentage of original sales price or
          redemption proceeds, as applicable)...................................       *
         Redemption Fee (as a percentage of amount redeemed)....................   None
         Exchange Fee...........................................................  $5.00

    ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average net assets)
         Management Fees........................................................   0.75%
         12b-1 Fees.............................................................   None
         Other Expenses (including financial services)..........................   0.44%
                                                                                  -----
              Total Fund Operating Expenses.....................................   1.19%

                                                                                     10
                                                      1 YEAR   3 YEARS   5 YEARS    YEARS
                                                      ------   -------   -------   -------
    EXAMPLE
         You would pay the following expenses on
           a $1,000 investment, assuming
           (1) five percent annual return and
           (2) redemption at the end of each time
           period:                                    $76.00   $100.00   $126.00   $200.00

---------------

* An account management fee is charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge.

The foregoing synopsis is intended to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Purchase of Shares" and "The Fund and Its Management." The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following information has been audited by the Fund's independent auditors. Their report appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements included in the Statement of Additional Information, which can be obtained without charge from the Distributor at the address shown on the cover page of this Prospectus.

For one share outstanding throughout each year

                                                            FOR THE YEARS ENDED DECEMBER 31,
                       ----------------------------------------------------------------------------------------------------------
                        1996       1995       1994       1993       1992       1991       1990       1989       1988       1987
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Per share operating
 performance:
Net asset value at
 beginning of year...  $ 22.36    $ 21.97    $ 23.76    $ 23.94    $ 22.40    $ 19.82    $ 22.60    $ 19.28    $ 17.16    $ 18.48
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net investment
 income..............  $  0.10    $  0.36    $  0.46    $  0.46    $  0.52    $  0.64    $  0.77    $  0.75    $  0.70    $  0.67
Net realized and
 unrealized gain
 (loss) on investment
 securities..........     3.75       2.95      (0.48)      0.59       2.26       3.38      (0.55)      3.88       2.52      (0.78)
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Total from investment
 operations..........  $  3.85    $  3.31    $ (0.02)   $  1.05    $  2.78    $  4.02    $  0.22    $  4.63    $  3.22    $ (0.11)
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Less distributions:
 Dividends from net
   investment
   income............  $ (0.22)   $ (0.44)   $ (0.46)   $ (0.47)   $ (0.57)   $ (0.73)   $ (1.15)   $ (0.72)   $ (0.65)   $ (0.63)
 Distributions from
   net realized
   capital gains.....    (3.41)     (2.48)     (1.31)     (0.76)     (0.67)     (0.71)     (1.85)     (0.59)     (0.45)     (0.58)
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Total
 distributions.......  $ (3.63)   $ (2.92)   $ (1.77)   $ (1.23)   $ (1.24)   $ (1.44)   $ (3.00)   $ (1.31)   $ (1.10)   $ (1.21)
                       -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net asset value at
 end of year.........  $ 22.58    $ 22.36    $ 21.97    $ 23.76    $ 23.94    $ 22.40    $ 19.82    $ 22.60    $ 19.28    $ 17.16
                       =======    =======    =======    =======    =======    =======    =======    =======    =======    =======
Total investment
 return*.............    20.39%     17.27%     (0.03)%     4.64%     13.07%     21.69%      0.97%     25.79%     19.92%     (1.12)%
Ratios/supplemental
 data:
Net assets at end of
 year (in $000's)....   45,798     47,390     51,965     88,301     76,254     63,757     51,488     55,982     51,607     48,549
Ratio of expenses to
 average net
 assets..............     1.19%      1.19%      1.13%      1.02%      1.08%      1.10%      1.14%      1.12%      1.17%      1.11%
Ratio of net
 investment income to
 average net
 assets..............     0.48%      1.63%      1.95%      2.03%      2.37%      3.11%      3.78%      3.45%      3.62%      2.98%
Portfolio turnover
 rate................       30%        58%        31%        43%        30%        33%        29%        27%        29%        75%
Average brokerage
 commissions per
 share...............  $0.0596         --         --         --         --         --         --         --         --         --

---------------

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

                                  SUITABILITY

The Fund is designed to serve chiefly as an investment vehicle for retirement plans and other entities exempt from federal income taxation, although Fund shares may be purchased by other investors. The Adviser considers the Fund especially suitable for those investors who are in a position to hold Fund shares over the course of a market cycle or longer. The Fund's portfolio is managed with disciplines similar to those applied to corporate pension accounts managed by the Adviser. Investment decisions are made without regard to tax considerations other than maintenance of the Fund's qualification as a regulated investment company under the Internal Revenue Code.

                       INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary consideration. The Adviser believes the Fund's primary objective can best be achieved by investing in a diversified selection of common stocks of companies which, in the judgment of the Adviser, possess attractive value relative to price, show good prospects for growth, and have quality management. The Fund may also invest in United States Government and government agency obligations, corporate debt securities, preferred stocks and convertible securities. Up to 15% of the Fund's net assets may be invested in lower-rated or comparable unrated debt securities as described under "Investment Practices, Risks and Restrictions -- Fixed-Income Securities" and -- "Risks of Lower-Rated Securities." There is no assurance that the Fund will succeed in achieving its investment objectives as there is market risk inherent in pursuing any investment objective and in owning securities.

Generally, the Adviser favors investments in common stocks of companies demonstrating a consistently high return on invested capital with a substantial portion of earnings reinvested in the business to achieve compounded growth. The Adviser also searches for companies it deems undervalued when considering book value, replacement cost of assets and/or other relevant factors.

The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. In the Adviser's opinion, better values and less price risk may often be found among companies with successful records that are currently out-of-favor as evidenced by such factors as relatively low price-earnings ratios.

Investments are not limited to any specific industry, market segment or area of technology. The Adviser emphasizes investments in securities which it considers offer the best value. Periodically, larger than usual positions in cash or high-quality short-term debt securities (U.S. Government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements) may be held for temporary defensive purposes or to meet liquidity needs.

The Fund may invest up to 25% of its net assets in securities of foreign issuers provided no more than 10% be invested in such securities not represented by ADRs listed on The New York Stock Exchange ("NYSE") or the American Stock Exchange. Such investments involve additional risks and opportunities compared with securities of U.S. issuers. The Fund can write covered call options which are listed on a national securities exchange. See "Investment Practices, Risks and Restrictions" herein and "Investment Policies" in the Statement of Additional Information.

The Adviser's emphasis on fundamental analysis of a company's prospects and the inherent value of its securities may result in a portion of the Fund's portfolio being invested in medium or smaller sized companies or companies perceived by the average investor to be unpopular or unfamiliar. This should not imply that values are not available in larger, better known companies. Rather, it is the Adviser's position that value can be found in companies of all sizes. Substantially all common stocks the Fund purchases, however, will be either listed on a national securities exchange or included in the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or National List. The Adviser's value-oriented investment approach may result in a portfolio which may not reflect all facets of the national economy and which may differ significantly from the broad market indices.

Security purchases are based primarily on consideration of fundamental value and earnings expectations rather than short-term stock market expectations. However, if earnings prospects change, or the value of a security becomes large in relation to the Fund's total size or it no longer appears to represent an unusual value, the Fund can sell all or part of the investment regardless of the length of time held. See "Investment Practices, Risks and Restrictions -- Portfolio Turnover."

                          THE FUND AND ITS MANAGEMENT

The Fund is a diversified, open-end management investment company, generally called a mutual fund, which was incorporated in Maryland on September 14, 1983. A mutual fund provides the investor a practical and convenient way to invest in a diversified portfolio of securities by combining resources with others who have similar investment goals.

A board of five directors is responsible for overseeing the Fund's affairs. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. Eric S. Ende, President of the Fund and Senior Vice President of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ende has been the Chief Investment Officer of the Fund since September 1995. Previously, Mr. Ende had served as Executive Vice President (or Vice President) of the Fund for over eleven years. The Adviser, together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since its inception. Presently, the Adviser manages assets of approximately $3.9 billion for six investment companies, including one closed-end investment company, and 38 institutional accounts. All officers of the Fund are also officers of the Adviser. Certain officers of the Fund are also officers of the Distributor. The Adviser and the Distributor are indirect wholly owned subsidiaries of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

ADVISORY AGREEMENT. Under the Investment Advisory Agreement dated June 27, 1991, the Fund pays the Adviser a monthly fee computed on the average daily net assets of the Fund at the annual rate of 0.75% on the first $50 million of net assets and 0.65% on net assets over $50 million. In addition, the Adviser receives an amount equal to 0.10% of the Fund's average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The advisory fee is higher than the fee paid by some other mutual funds. For the last fiscal year, advisory fees plus the cost of financial services paid by the Fund equaled 0.85% of the Fund's average net assets.

The Fund also pays for shareholder service agent fees, custodian fees, legal and audit fees, directors' fees, reports to shareholders and proxy statements, registration of Fund shares under federal and state laws, and all other expenses incurred in the operation of the Fund except those assumed by the Adviser. For the last fiscal year, the Fund's total operating expenses were 1.19% of average net assets.

FPA FUND FAMILY. The Fund is one of four mutual funds in the FPA Fund Family (collectively, the "FPA Funds"). FPA Capital Fund, Inc. ("Capital"), which currently is not open to new investors, seeks long-term capital growth but current income is also a factor. FPA New Income, Inc. ("New Income"), a fixed-income fund, seeks current income and long-term total return. FPA Paramount Fund, Inc. ("Paramount") seeks a high total investment return, including capital appreciation and income.

The FPA Funds offer exchange privileges and telephone redemptions plus combined shareholdings for cumulative purchase discounts and letters of intent. These privileges are more fully described under "Purchase of Shares," "Shareholder Services" and "Redemption of Shares." The account information form should be used to change information and authorize these services. Authorizing exchange privileges or telephone redemptions requires a signature guarantee, which is described under "Redemption of Shares." The account information form is available from authorized securities dealers ("dealers") or the Distributor.

PRIOR PERFORMANCE INFORMATION. From time to time, the Fund's total average annual return for one, five and ten year periods may be quoted in advertisements. Other total return quotations, aggregate or average, over other time periods may also be included. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Total return calculations assume that dividends and capital gain distributions paid by the Fund during the period are reinvested in Fund shares at net asset value. Quotations of total returns reflect the maximum sales charge, except that the Fund may also provide, in conjunction with such quotations, additional quotations that do not reflect a sales charge.

Comparative performance information may also be used from time to time in advertising or marketing of the Fund's shares. The Fund's total return may be compared to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return on Fund shares may be compared to data prepared by Lipper Analytical Services, Inc. or to a stock index such as the Standard & Poor's 500 Stock Index. Such comparative performance information may be stated in the same terms in which the comparative data and indices are stated. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, would not reflect sales charges, the inclusion of which would reduce such performance quotations.

Performance figures represent historic earnings, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the securities held in a portfolio, operating expenses and market conditions.

Further information about the Fund's performance is contained in the annual report to shareholders which may be obtained without charge from the Distributor at the address shown on the cover page of this Prospectus.

                               PURCHASE OF SHARES

Fund shares are sold in a continuous offering through dealers. The Distributor serves as principal underwriter. The account information form should be used for initial purchases. The minimum initial investment is $1,500. Each subsequent investment must be at least $100. Minimum investment requirements can be changed by the Fund or waived by the Distributor. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if any check used for investment does not clear.

The offering price equals the net asset value per share plus the applicable sales charge. Orders dealers receive before the NYSE closes (currently 4:00 p.m., New York time) on any business day are priced based on the net asset value for that day if Boston Financial Data Services, Inc. ("Shareholder Service Agent"), as agent for the Distributor, receives the order prior to its close of business. Orders received by the Shareholder Service Agent after such time are priced based on net asset value for the next business day.

NET ASSET VALUE. Net asset value is computed as of the close of the NYSE on each day the NYSE is open. Net asset value, rounded to the nearest cent per share, equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding.

TABLE OF SALES CHARGES. The following table shows the sales charge at various investment levels. The sales charge applies to purchases made at one time by any combination of an individual, his or her spouse and these related investors (and their spouses): grandparents, parents, siblings, children or grandchildren; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

                                                           SALES         SALES         REALLOWED
                  SIZE OF INVESTMENT                     CHARGE(1)     CHARGE(2)     TO DEALERS(2)
-------------------------------------------------------  ---------     ---------     -------------
Less than $10,000......................................    6.95%         6.50%           6.00%
$   10,000 but less than $25,000.......................    6.38%         6.00%           5.50%
$   25,000 but less than $50,000.......................    5.54%         5.25%           4.75%
$   50,000 but less than $100,000......................    4.71%         4.50%           4.25%
$ 100,000 but less than $250,000.......................    3.90%         3.75%           3.50%
$ 250,000 but less than $500,000.......................    2.04%         2.00%           1.75%
$ 500,000 but less than $1,000,000.....................    1.01%         1.00%           0.80%
$1,000,000 and over....................................    0.00%         0.00%           0.00%

---------------

(1) As a percentage of net amount invested.

(2) As a percentage of public offering price.

CUMULATIVE PURCHASE DISCOUNT. The size of investment may be determined by adding the amount being invested to the current value, at offering price, of all presently held shares of the FPA Funds. If such holdings qualify for a reduced sales charge, information sufficient to permit verification must be furnished to the Shareholder Service Agent on the account information form or when the order is placed.

LETTER OF INTENT. A letter of intent ("LOI") allows investors to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds may also be used to determine the applicable sales charge. The account information form contains the LOI which must be signed at the time of initial purchase, or within 30 days. Each investment made under an LOI during the period receives the sales charge for the total investment goal. If the goal is not achieved within the period, the shareholder must pay the amount equal to the sales charge applicable to the purchases made minus those actually paid.

SALES AT NET ASSET VALUE. Fund shares may be purchased at net asset value, without a sales charge, by these investors and their spouses (and their immediate relatives): (a) current and former directors, officers and employees of the Adviser, UAM and its affiliates; (b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates; (c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;
(d) investment advisory clients of the Adviser and pension consultants to such clients and their directors, officers and employees; (e) employees (including registered representatives) of a dealer which has a selling group agreement with the Distributor and consents to such purchases; (f) any employee benefit plan maintained for the benefit of such qualified investors; and (g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds. Immediate relatives include grandparents, parents, siblings, children and grandchildren of a qualified investor, and the spouse of any immediate relative. The foregoing purchasers must represent that the shares are purchased for investment and will not be resold except through redemption or repurchase by the Fund.

The Fund also offers shares at net asset value without imposition of a sales charge to the following persons: (i) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees; (ii) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund and/or the FPA Funds totals at least $1,000,000; (iii) tax-exempt organizations enumerated in Section 501(c)(3), (9), or (13) of the Internal Revenue Code; and (iv) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided such organization has entered into an agreement with the Distributor regarding such accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or Distributor.

No sales charge is imposed because the Distributor anticipates that such purchases should result in economies in the sales effort and related expenses compared to sales made through normal distribution channels. A special application form, which is available from the Distributor, must be submitted with the initial purchase. All net asset value sales require specific notification to the Distributor of the purchaser's eligibility at the time the order is placed. If a purchaser places such an order through a securities broker, the broker may charge a service fee. No such fee is charged if shares are purchased directly from the Distributor or the Fund.

                              SHAREHOLDER SERVICES

FPA EXCHANGE PRIVILEGE. Subject to the following requirements, Fund shares may be exchanged for shares of another FPA Fund, except FPA Capital Fund, Inc., whose shares may only be acquired by existing Capital shareholders. An exchange may establish a new or increase an existing FPA Fund account. Both accounts must bear the same registration. A sales charge applies to purchases by exchange unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. Shares of the fund to be acquired must be registered for sale in the investor's state. A $5.00 service fee applies to each exchange.

MONEY MARKET FUND EXCHANGE PRIVILEGE. The Distributor has arranged for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified open-end money market mutual fund ("Money Market Fund") to be available in exchange for shares of the Fund. Shares of the Money Market Fund so acquired plus any shares acquired through reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without sales charge, provided that in the case of Capital, the investor has maintained his shareholder account because shares of Capital, are currently offered only to existing shareholders. The $5.00 exchange fee is paid by the Distributor which receives a fee from Kemper Financial Services, the administrator for the Money Market Fund, of .15 of 1% per year or more of the average daily net asset value of shares of the Money Market Fund acquired through this exchange privilege. This exchange privilege does not constitute an offering or recommendation by the Fund of the Money Market Fund. The Money Market Fund is separately managed and is not one of the FPA Funds. FPA mutual fund investments held in Fund-Sponsored Individual Retirement Accounts may not be exchanged into the Cash Equivalent Fund.

HOW TO EXCHANGE SHARES. The above described exchange privileges may be exercised by sending written instructions to the Shareholder Service Agent. See "Redemption of Shares" for applicable signature and signature guarantee requirements. Exchange privileges may also be exercised by telephone as described under "Redemption of Shares -- Telephone Transactions." Only four exchanges may be made in one account during any calendar year; exchanges exceeding this limit may be considered null and void, if the investor has been notified that this limit has been reached. Shares must be owned for 15 days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. An exchange requires the purchase of shares of the acquired fund with a value of at least $1,000. Exchange redemptions and purchases are effected on the basis of the net asset values next determined after receipt of the request in proper order by the Shareholder Service Agent. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss, although if the shares exchanged have been held less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

Additional information concerning this privilege and prospectuses for other FPA Funds and/or for the Money Market Fund may be obtained from dealers or the Distributor. A shareholder should read such prospectuses and consider differences in objectives and policies before making any exchange. The Fund or the Distributor can change or discontinue this privilege upon 60 days' advance notice and investors who had exchanged into the Money Market Fund would be permitted to reacquire shares of the Fund without sales charge for at least 60 days after notice of termination of the Money Market Fund exchange privilege.

INVESTMENT ACCOUNT. Each shareholder has an investment account in which the Shareholder Service Agent holds Fund shares. Unless the Shareholder Service Agent receives a written request, stock certificates will not be issued. Certificates are only issued for full shares. The shareholder receives a statement showing account activity after each transaction.

PRE-AUTHORIZED INVESTMENT PLAN. An investor desiring to make automatic monthly investments may use the optional shareholder services form, available from dealers or the Distributor. The Shareholder Service Agent withdraws funds from the investor's bank account monthly for $100 or more as specified through the Automated Clearing House.

RETIREMENT PLANS. An eligible investor may establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor the Distributor imposes additional fees for these plans, but the plan custodian does. The Tax Reform Act of 1986 restricted deductible contributions to an IRA by participants in an employer-sponsored retirement plan. The maximum deductible contribution of $2,000 of earned income is phased out for such participants with an adjusted gross income of $40,000 to $50,000 (joint) or $25,000 to $35,000 (single). However, persons ineligible for deductible contributions generally may make non-deductible contributions of earned income up to $2,000 per year and earnings are tax-deferred. Investors should consult their tax advisers. Forms and information regarding the plan are available from dealers or the Distributor.

SYSTEMATIC WITHDRAWAL PLAN. Any shareholder whose account value is $10,000 or more may make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by completing the optional shareholder services form. Under this plan, sufficient Fund shares to cover these withdrawals are redeemed each month and proceeds are forwarded as directed on the optional shareholder services form. Dividends and capital gains distributions on Fund shares held under this plan are automatically reinvested in additional Fund shares at net asset value. If these withdrawals continuously exceed reinvestments, the shareholder's account is correspondingly reduced and ultimately exhausted. Concurrent withdrawals and purchases are ordinarily disadvantageous to the shareholder due to additional sales charges. The shareholder recognizes any taxable gain or loss on redemptions.

                              REDEMPTION OF SHARES

Shareholders can redeem for cash, without charge, any or all of their Fund shares at any time by sending a written request in proper form to the Shareholder Service Agent. Facsimile transmissions are not acceptable. Shareholders can also place redemption requests through dealers, who may charge a fee. Shareholders redeeming Fund shares from retirement plans should consult the plan documents concerning federal tax consequences and their plan custodian regarding procedures.

All persons in whose name the account is established must sign the redemption request exactly as registered. If the redemption exceeds $10,000, if the proceeds are not paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, the signature(s) must be guaranteed by a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association.

In most cases, only a properly signed request with any necessary signature guarantee is required for a redemption. However, stock certificates if held by shareholders must accompany requests. Additional documents are required if a corporation, partnership, trust, fiduciary, executor or administrator requests the redemption.

Redemptions are only processed on days the NYSE is open. The redemption price is the first net asset value determined after the Shareholder Service Agent receives the redemption request in proper form. A check for the proceeds is mailed within seven days after the Shareholder Service Agent receives the request in good order. If Fund shares redeemed were recently purchased by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 days.

The Fund may direct the Shareholder Service Agent to redeem all Fund shares of any shareholder whose account value is less than $500 as a result of a redemption. In such case, the shareholder is notified in writing that the account value is insufficient and allowed up to 60 days to increase it to $500.

TELEPHONE TRANSACTIONS. Telephone exchange privileges are available unless declined by an investor on the account information form. Telephone redemption privileges are available only if elected on the optional shareholder services form. A properly completed request with a signature guarantee is required if a telephone redemption election is made or changed after the account is opened. Telephone redemptions are not available for shares held in a Fund-sponsored retirement account. Shares held in certificate form cannot be redeemed or exchanged by telephone. The Shareholder Service Agent (the "Agent") employs procedures considered by it to be reasonable to confirm that instructions communicated by telephone are genuine, including requiring account registration verification from the caller and recording telephone instructions. If reasonable procedures are employed, neither the Agent nor the Fund is responsible for following telephone instructions the Agent reasonably believes to be genuine. The Agent and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if such loss results from a failure to employ reasonable procedures. Proceeds of telephone redemptions are paid to the bank account the shareholder designates when establishing this privilege. Telephone redemptions of $5,000 or more are wired unless the designated bank cannot receive Federal Reserve wires. Telephone redemptions under $5,000 are mailed unless a wire is requested. There is a $3.50 charge for wires. During periods of significant economic or market changes, telephone instructions may be difficult to place. If an investor is unable to contact the Agent by telephone, instructions may be sent to the Agent at the address set forth on page 2. The Fund may change or discontinue telephone redemption privileges without notice.

REINVESTMENT PRIVILEGE. Proceeds from a redemption can be reinvested in Fund shares within 30 days without paying a sales charge. Such reinvestment is made at the first net asset value determined after the Shareholder Service Agent receives the order. This privilege can be exercised only once for each Fund investment. Information sufficient to permit verification must be furnished to the Shareholder Service Agent when the purchase is placed. Such redemption and reinvestment is a taxable transaction but losses on the redemption are not deductible for federal income tax purposes.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Shareholders may receive dividends and/or capital gains distributions in addition to any increase or decrease in the value of Fund shares. Dividends and distributions are automatically reinvested in additional Fund shares at the net asset value determined at the close of business on the day after the record date, unless the Shareholder Service Agent receives a written request for cash payment before the record date. The account information form may be used for this purpose.

DIVIDENDS. The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. All of this income, after payment of expenses, is distributed semi-annually as dividends to shareholders.

CAPITAL GAINS. When the Fund sells portfolio securities, it realizes capital gains and losses, depending upon whether the selling price is higher or lower than the purchase price. Net realized capital gains from sales of securities equal profits minus losses, including any losses carried forward from prior years. The Fund distributes any net realized capital gains to shareholders annually.

TAXES. Because the Fund plans to distribute all of its net investment income and net realized capital gains to shareholders, it does not expect to pay any federal income tax. Dividends and distributions paid to shareholders are subject to federal income tax, and any state and local income tax. Shareholders are notified annually of the federal tax status of these distributions. Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from long-term capital gains are taxable to shareholders as such. All distributions are taxable whether paid in cash or reinvested. To avoid a 31% federal withholding tax on dividends, distributions and redemptions, shareholders must certify their taxpayer identification number to the Shareholder Service Agent, as agent for the Fund. The account information form may be used for this purpose.

                  INVESTMENT PRACTICES, RISKS AND RESTRICTIONS

FIXED-INCOME SECURITIES. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation. The Fund may invest up to 15% of its net assets in fixed-income securities, including convertible securities, which are rated BB or lower, by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), which ratings are considered by the rating agencies to be speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB/Ba or lower are commonly referred to as "junk bonds." See "Risks of Lower-Rated Securities" below.

RISKS OF LOWER-RATED SECURITIES. To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.

Prices of lower-rated securities may decline rapidly in the event a significant number of holders decides to sell. Changes in expectations regarding an individual issuer, an industry or lower-rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The lower-rated bond market has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. See "Risk Factors Relating to Lower-Rated Securities" in the Statement of Additional Information for a further discussion.

The lower-rated securities in which the Fund may invest from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities may be rated C, C1 or D by S&P or C by Moody's or may be unrated. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company's financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt-holders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

As of December 31, 1996, the Fund had no investment in convertible or lower-rated securities and the Fund's investment in fixed-income securities consisted of high grade short-term investments comprising 3.2% of net assets.

SECURITIES OF FOREIGN ISSUERS. Investments in securities of foreign issuers may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there may be less publicly available information about foreign companies which generally are subject to less stringent accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies may be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Investments in foreign securities may involve additional risks, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. In the event of a default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

COVERED CALL OPTIONS. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 10% of its asset value. Writing option contracts is a highly specialized activity and may limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

SHORT SALES AGAINST THE BOX. The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of making short sales is to enable the Fund to obtain the current market price of a security which the Fund desires to sell but which cannot be currently delivered for settlement. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("Investment Company Act"). In the event of bankruptcy or other default by the seller, the Fund may experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total net assets in repurchase agreements which mature in more than seven days and/or other securities which are not readily marketable.

BROKERAGE PRACTICES. The Adviser is responsible for placing orders for the purchase and sale of portfolio securities and negotiating brokerage commissions on such transactions. Brokerage firms are selected for their professional capability and the overall value and quality of their execution services. The Adviser is authorized to pay higher commissions to brokerage firms providing investment and research information if the Adviser deems such commissions reasonable in relation to the overall services provided. The Adviser may also use information received to manage the assets of other advisory accounts. The Fund does not pay any mark-up over the market price of securities acquired in principal transactions with dealers.

PORTFOLIO TURNOVER. The Fund purchases securities primarily for investment rather than short-term trading. However, changes are made in the portfolio whenever it appears advisable. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights." Greater portfolio activity increases the Fund's transaction costs, including brokerage commissions.

INVESTMENT RESTRICTIONS. The Fund has adopted investment restrictions which, like its investment objectives, cannot be changed without approval by a majority (as defined in the Investment Company Act) vote of the Fund's shareholders. These restrictions provide, in part, that the Fund shall not:

     1. Purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in the securities of any one issuer, excepting securities issued or guaranteed by the U.S. Government; or purchase more than 10% of any class of securities of any one issuer.

     2. Concentrate its investment in particular industries by investing more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry.

Percentage limitations are calculated and applied at the time of investment. Additional information concerning the Fund's investment practices and restrictions is contained in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

COMMON STOCK. Each Fund share outstanding participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 25 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund provide that shareholder meetings are required to be held to elect directors only when required by the Investment Company Act. Such event is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of ten percent of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned.

SHAREHOLDER INQUIRIES. Shareholders who have questions concerning (1) the Fund may contact the Distributor; (2) their account may contact the Shareholder Service Agent; and (3) their retirement plan may contact the Shareholder Service Agent. The applicable addresses and telephone numbers appear on page 2 of this Prospectus.

SHAREHOLDER SERVICE AGENT. Boston Financial Data Services, Inc., P. O. Box 8500, Boston, Massachusetts 02266-8500, serves as shareholder service and dividend disbursing agent for the Fund. State Street Bank and Trust Company serves as transfer agent for the Fund.

CUSTODIAN. All cash and securities of the Fund are held by the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

LEGAL COUNSEL. O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071, provides legal services to the Fund.

INDEPENDENT AUDITORS. Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071, performs annual audits of the Fund's financial statements.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1997


                            FPA PERENNIAL FUND, INC.
This Statement of Additional Information ("Statement") supplements the current Prospectus of FPA Perennial Fund, Inc. ("Fund") dated May 1, 1997. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus may be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except Alaska, Hawaii and Puerto Rico.

                                TABLE OF CONTENTS

                                                                                                  Page
General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       Reports to Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       Covered Call Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       Short Sales Against the Box  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
       Leverage   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
       Debt Security Ratings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
       Moody's  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
       S&P  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
       Commercial Paper Ratings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Risk Factors Relating to Lower-Rated Securities . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
       Additional Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Directors and Officers of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
       Five Percent Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Prior Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Portfolio Transactions and Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Portfolio Turnover  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
       Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
       Sales Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
       Sales at Net Asset Value   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
       Letter of Intent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
       FPA Exchange Privilege   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
       Redemption of Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
       Telephone Redemption   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Tax Sheltered Retirement Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Dividends, Distributions and Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

                              GENERAL INFORMATION

Voting Rights. Fund shares do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

Reports to Shareholders. Shareholders receive semi-annual and annual reports which show the portfolio of investments, major portfolio changes and other information. Financial statements accompanied by an opinion of independent auditors are furnished to shareholders after the Fund's fiscal year-end. Unaudited financial statements prepared by the Fund are provided after the first six months of the fiscal year.


                              INVESTMENT POLICIES

The following supplements information set forth under the captions "Investment Objectives and Policies" and "Investment Practices, Risks and Restrictions" in the Prospectus. Readers must also refer to the Prospectus.

Covered Call Options. In an effort to increase potential income, the Fund is authorized to write (i.e., sell) covered call options listed on national securities exchanges. Listed call options are presently traded only with respect to a limited number of larger companies. Since the Fund does not intend to purchase securities for the purpose of writing options, it may only be able to write options on a small portion of its portfolio.

The Fund may terminate its obligation under a previously written option, without delivery of the underlying security, by effecting a closing transaction, which is the purchase of a call option on the same security with the same exercise price and expiration date. The Fund's ability to enter into a closing transaction may be limited. If the Fund cannot close its position, it is unable to sell the underlying security until the call expires or is exercised. Accordingly, the Fund may not be able to sell the underlying security at an advantageous time. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction is less or more than the option premium received. Also, because increases in the market price of an option generally reflect increases in the market price of the underlying security, any loss realized from a closing transaction is likely to be offset in whole or in part by the increased value of the underlying security.

The Fund's portfolio turnover rate may increase to the extent underlying securities are delivered upon exercise of options written by the Fund. Brokerage commissions associated with writing call options and effecting closing transactions are normally proportionately higher than those associated with general securities transactions.

Short Sales Against the Box. In an effort to increase investment flexibility, the Fund is authorized to make certain short sales. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers such securities, at which time it receives the proceeds of the sale. The Fund must pay the broker the amount of any dividend paid on the securities while the short position is maintained. To secure its obligation to deliver the securities sold short, the Fund deposits in escrow in a segregated account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

Common stocks issuable upon conversion of a convertible security sometimes can be sold at a better price than the convertible security owned by the Fund. In such circumstances the Fund could sell the common stock short "against the box" while tendering the convertible security to the issuer for conversion. Upon receipt of the certificates for the underlying common stock, delivery would be made to close the short sale.

Similarly, when the Fund expects to receive new securities in a reorganization in exchange for securities owned by the Fund, and the new securities are traded on a "when issued" basis, the Fund could sell in the "when issued" market and deliver the new securities when received following the consummation of the reorganization. If the reorganization is not consummated, all transactions in the "when issued" market are cancelled in which event the Fund would realize no gain or loss on the short sale, except for brokerage commissions.

The limited authority to utilize short sales as described above and in the Prospectus would not subject the Fund to the risk of loss generally associated with short sales. A short sale "against the box" does eliminate the potential for gain or loss from subsequent changes in the market price of the security. It constitutes a form of hedging under which the Fund obtains a current market price considered attractive by the Adviser, rather than remain subject to future fluctuations in the price of the security sold short. Such authority would be utilized only in furtherance of the Fund's primary investment objective of long-term growth of capital.

For federal income tax purposes, a short sale is not considered a completed transaction until the Fund discharges its obligation by delivering the securities sold. Thus, if the Fund should sell securities short "against the box" in December and deliver the securities in January, any capital gain or loss on the transaction would be realized in January. This principle possibly could be utilized by the Fund to postpone recognition of capital gain or loss. Special tax rules prevent conversion of short-term capital gains into long-term capital gains and, in effect, long-term capital losses into short-term capital losses by selling short "against the box."

Repurchase Agreements. The Fund pays for repurchase agreements only upon physical delivery or evidence of book entry transfer of the underlying debt security to a segregated account of State Street Bank and Trust Company ("Bank"), the Fund's custodian, or its agents. The Fund only enters into repurchase agreements involving securities in which the Fund can otherwise invest. The underlying security (normally a security of the United States Government, its agencies or instrumentalities) may have a maturity date exceeding one year. Repurchase agreements usually mature not more than seven days after purchase by the Fund. It is the Fund's policy that the market value of the security collateralizing the repurchase agreement at all times equal or exceed the amount of the repurchase agreement. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of bankruptcy or other default of a seller, the Fund might experience both loss and delay in liquidating the underlying security, including: (a) possible decline in the value of such security while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on such security during this period and (c) expenses of enforcing its rights.

Leverage. The Fund is authorized to borrow from banks in order to raise additional monies for investment. Such borrowings may be made periodically when it is expected that the potential return, including capital appreciation and/or income, from investment of these funds will exceed the cost. Any return from investment of the borrowed funds in excess of the interest cost will cause the net asset value of Fund shares to rise faster than would otherwise be the case. Conversely, if the return on investment of the borrowed funds fails to cover interest cost, net asset value will decrease faster than normal. This speculative factor is known as leverage. This policy permitting bank borrowing may not be changed without approval of the holders of a majority (as defined under "Investment Restrictions") of the Fund's outstanding voting securities. The Fund may collateralize any bank borrowing by depositing portfolio securities with, or segregating such securities for, the account of the lending bank. See "Investment Restrictions."

The amount of money the Fund may borrow is restricted by the Investment Company Act of 1940 ("Investment Company Act") so that, immediately after such transaction, the Fund has an asset coverage of at least 300% of the amount borrowed. Asset coverage means total assets, including borrowings, less liabilities, excluding borrowings. If the Fund's asset coverage falls below such requirement due to market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three business days. To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing is also limited by the applicable Federal Reserve Board's margin limitations.

The Fund has not borrowed since its inception and has no present intention to do so during the coming year.

                                    RATINGS

Debt Security Ratings. Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") employ the designations set forth below to rate debt securities.

                                    MOODY'S

Aaa - Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

 1.   An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter policy.

 3.   There is a lack of essential data pertaining to the issue or issuer.

 4. The issue was privately placed, in which case the rating is not published in Moody's publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.


                                      S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Commercial Paper Ratings. Moody's and S&P employ the designations set forth below to rate commercial paper.

Moody's designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short- term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issuers assigned the highest rating by S&P ("A") are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong. A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                RISK FACTORS RELATING TO LOWER RATED SECURITIES

As described in the Prospectus, the Fund may invest up to 15% of its assets in convertible securities and other fixed-income securities which are not rated in the four highest categories by Moody's and S&P. Ratings of debt securities are described above. The Prospectus discussion of the risks of investing in lower rated high yield bonds is supplemented as follows:

 1. Youth and Growth of the High Yield Bond Market. Since the high yield bond market is relatively new, its growth has paralleled a long economic expansion, and it has not weathered a lengthy recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield bonds in the Fund's portfolio, as well as on the ability of the bonds' issuers to repay principal and interest.


 2. Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.


 3. Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there may be a negative impact on the Fund's Board of Directors' ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

 4. Legislation. New laws and proposed new laws may have a negative impact on the market for high yield bonds. For example, recent legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds.

 5. Taxation. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities.
      The Fund accrues the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

 6. Credit Ratings. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund's portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

                            INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions set forth below, which apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objectives cannot be changed without approval of the holders of a majority of outstanding Fund shares. Such majority is defined in the Investment Company Act as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. Percentage limitations applicable to investments are calculated and applied at the time of investment. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1. Purchase securities of other registered investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

2. Purchase or sell real property, including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

3. Engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may write covered call options and effect closing transactions to the extent described in the Prospectus under "Investment Policies -- Covered Call Options," and the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

4.    Make loans, except that the Fund may invest in repurchase agreements.
      The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities held by the Fund, exceeds 10% of the value of its net assets. See "Investment Policies -- Repurchase Agreements." The purchase of publicly distributed debt securities shall not constitute the making of loans.

5. Participate on a joint or a joint and several basis in any trading account in securities.

6. Purchase securities for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

7. Underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

8.    Purchase or sell commodities or commodity contracts.

9. Purchase from, or sell to, any officers, directors or employees of the Fund or its investment adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund's capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

10. Issue any senior securities except that the Fund may borrow from banks to the extent described above under "Investment Policies -- Leverage."

      Additional Restrictions. The Fund is also subject to the policies set forth below which its Board of Directors may amend and which apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

1. Invest more than 5% of its net assets in warrants valued at the lower of cost or market, nor more than 2% of its net assets in warrants (valued on such basis) which are not listed on The New York Stock Exchange ("NYSE") or the American Stock Exchange. Warrants acquired in units or attached to other securities are not subject to the foregoing limitations.

2. Purchase interests in oil, gas or other mineral leases, except that it may acquire securities of public companies which are engaged in such activities, or invest in arbitrage transactions.

3. Purchase securities of other investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or except as part of a merger, consolidation or other acquisition.

4. Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

5. Invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, or in equity securities for which market quotations are not readily available.

6. Pledge, mortgage or hypothecate portfolio securities or other assets to the extent that the percentage of such encumbered assets plus the sales charge exceed 15% of the offering price of Fund shares.


                       DIRECTORS AND OFFICERS OF THE FUND

All directors and officers of the Fund are also directors and/or officers of one or more of the four other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM") . These investment companies are FPA Capital Fund, Inc. ("Capital"), FPA New Income, Inc. ("New Income"), FPA Paramount Fund, Inc. ("Paramount") and Source Capital, Inc. ("Source")(collectively, the "FPA Fund Complex").

The directors and officers of the Fund and their principal occupations during the past five years follow. Their address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

Julio J. de Puzo, Jr., Director and Executive Vice President (1)
Director (since October 1995), Principal (since March 1996) and Chief Executive Officer (since March 1996) of the Adviser; Director and President since March 1996 of Source; Director and Executive Vice President since April 1996 of Paramount; and Executive Vice President since August 1996 of Capital and of New Income. President (since January 1997), Chief Executive Officer (since January
1997), Chief Financial Officer and Director for more than the past five years of the Distributor. Executive Vice President from October 1995 to March 1996, Chief Administrative Officer from October 1995 to March 1996, Chief Financial Officer from June 1991 to March 1996, Treasurer from June 1991 to March 1996, Senior Vice President from February 1993 to October 1995, and First Vice President from April 1985 to February 1993, of the Adviser. Treasurer from June 1981 to August 1996 of the Fund, from May 1982 to August 1996 of Source, from September 1983 to August 1996 of Paramount, and from July 1984 to August 1996 of Capital and of New Income. Executive Vice President (or Senior Vice President or First Vice President) from October 1991 to January 1997 of the Distributor.

John P. Endicott, Director
Independent management consultant since January 1983 and from April 1979 to March 1981; Associate, Case and Company, Inc. (management consultants) from April 1981 to January 1983; President and Director, Sierracin Corporation (manufacturer of high technology products) from 1969 to March 1979. Director of Paramount for more than the past five years.

Leonard Mautner, Director
President, Leonard Mautner Associates (management consultants) for more than the past five years; General Partner, Goodman & Mautner Ltd. (venture capital partnership) and President, Goodman & Mautner, Inc. (investment manager) from 1969 to 1979. Director of Paramount for more than the past five years and Director of MRV Communications Inc. since April 1992.

Lawrence J. Sheehan, Director (1)
Of counsel to, and partner (1969 to 1994) of, the law firm of O'Melveny & Myers LLP, legal counsel to the Fund. Director of Source, of Capital and of New Income. Director of TCW Convertible Securities Fund, Inc., a closed-end investment company.

Kenneth L. Trefftzs, Director
Private investor. Former Professor of Finance and Chairman of the Department of Finance and Business Economics, University of Southern California Graduate School of Business. Director of Source, of Capital and of New Income for more than the past five years.

Eric S. Ende, President and Chief Investment Officer
Senior Vice President (or Vice President) of the Adviser and of Source for more than the past five years, and Vice President of Capital, of New Income and of Paramount for more than the past five years. Executive Vice President of the Fund from August 1995 to September 1995, and Vice President of the Fund from May 1985 to August 1995.

Steven R. Geist, Vice President
Vice President of the Adviser since December 1994, and of Source since August 1996. Investment Analyst of the Adviser from July 1992 to December 1994.

Janet M. Pitman, Vice President
Vice President of the Adviser for more than the past five years, of Source and of Paramount since April 1996, and of Capital and of New Income since February 1997.

J. Richard Atwood, Treasurer
Senior Vice President, Chief Financial Officer and Treasurer of the Adviser, and Senior Vice President and Treasurer of the Distributor since January 1997. Treasurer of Source, of Paramount, of Capital, and of New Income since January 1997. Vice President and Chief Financial Officer of Transamerica Investment Services, Inc. from January 1995 to January 1997. Vice President (or Assistant Vice President) and Controller of the Adviser from 1988 to January 1995, and Assistant Treasurer of the Distributor from May 1991 to January 1995.
Assistant Treasurer of the Fund, of Capital, of New Income, of Paramount, and of Source from 1988 to 1995.

Sherry Sasaki, Secretary
Assistant Vice President and Secretary of the Adviser, and Secretary of Source, of Paramount, of Capital, of New Income, and of the Distributor for more than the past five years.

Christopher H. Thomas, Assistant Treasurer
Vice President and Controller of the Adviser and of the Distributor since March 1995, and Assistant Treasurer of Capital, of New Income, of Source and of Paramount since April 1995. Staff Accountant with the Office of Inspection of the Securities and Exchange Commission from 1994 to March 1995. School Administrator of the Calvary Road Christian Academy from 1988 to 1993.

___________________________________________

(1) Director who is an interested person, as defined in the Investment Company Act, by virtue of his affiliation with the Adviser in the case of Mr. de Puzo, and by virtue of his affiliation with legal counsel to the Fund in the case of Mr. Sheehan.

The directors and officers of the Fund as a group own approximately 1.8% of the outstanding Fund shares. During the last fiscal year, the directors then in office who were not affiliated with the Adviser received as a group $19,500 in directors' fees. Such directors are also reimbursed for certain out-of-pocket expenses by the Fund. The following information relates to director compensation. The Fund does not pay any salaries to its officers, all of whom are compensated by the Adviser.

                                                                                       TOTAL COMPENSATION*
                                       AGGREGATE COMPENSATION*                      FROM THE FPA FUND COMPLEX
NAME OF DIRECTORS                           FROM THE FUND                              INCLUDING THE FUND
---------------------------------------------------------------------------------------------------------
Julio J. de Puzo, Jr.                       $    -0-                                   $     -0-
John P. Endicott                               5,000                                      13,250**
Leonard Mautner                                4,500                                      12,750**
Lawrence J. Sheehan                            5,000                                      32,750***
Kenneth L. Trefftzs                            5,000                                      32,750***

* No pension or retirement benefits are provided to Directors by the Fund or the FPA Fund Complex.
** Includes compensation from the Fund and from one open-end investment company.
*** Includes compensation from the Fund, from two open-end investment companies, and from one closed-end investment company.

Currently, the personnel of the Adviser consists of seven persons engaged full time in portfolio management or investment research in addition to 23 persons engaged full time in trading, administrative, financial or clerical activities. The Adviser is registered as an investment adviser with the Securities and Exchange Commission, which does not imply supervision by said Commission of the Adviser's activities. The Adviser's parent company, UAM, is a publicly held corporation. No person is known by UAM to own or hold with power to vote 25% or more of its outstanding shares of common stock.

Five Percent Shareholders. As of March 31, 1997, no person was known by the Fund to own, of record or beneficially, 5% or more of the outstanding Fund shares.

                         INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement dated June 27, 1991 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders' and directors' meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. The advisory fee is higher than the fee paid by some other mutual funds. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents which constitute the record forming the basis for the Fund's financial statements,
(b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund may not exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses are permitted to be excluded by the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if such renewal is specifically approved each year (a) by the Fund's Board of Directors or by the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to April 30, 1998, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the Investment Company Act). The Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or the vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities on 60 days' written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act).

For the fiscal years ended December 31, 1994, 1995 and 1996, the Adviser received gross advisory fees of $447,878, $363,810 and $336,004, respectively, plus $61,212, $48,516 and $44,801, respectively, for costs incurred in providing financial services to the Fund.


                         PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

      P(1 + T)n =  ERV


      Where:       P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years (1, 5 or 10)

                   ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).


Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10 year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's Registration Statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Standard & Poor's 500 Stock Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.

The Fund's average annual total return (calculated in accordance with the SEC regulations described above) for the one, five and ten-year periods ended December 31, 1996, was 12.56%, 9.32% and 11.09%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 6.5% of the offering price) for the same periods was 20.39%, 10.80% and 11.84%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions. The past 1, 5 and 10 year periods have been ones of generally rising common stock prices subject to short-term fluctuations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers each firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to broker-dealers providing research services to the Fund or the Adviser. Subject to seeking best execution, the Adviser may also consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions for the Fund. Any solicitation fees which the Adviser receives in connection with acceptance of an exchange or tender offer of the Fund's portfolio securities are applied to reduce the advisory fees.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser's receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund may be used by the Adviser for all advisory accounts. However, the Adviser may not use all such research services in managing the Fund's portfolio. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended December 31, 1994, 1995 and 1996, totaled $59,071, $79,604 and
$47,406, respectively. During the last fiscal year, $38,419 of commissions were paid on transactions having a total value of $23,504,176 to brokers selected because of research services provided to the Adviser.


                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.


                                  DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the distribution agreement dated September 3, 1991 ("Distribution Agreement"). The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From the commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing prospectuses used in connection with this offering; and the cost of preparing, printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees), the cost of preparing the prospectus (including typesetting and printing copies required for regulatory filings by the Fund) and related legal and audit expenses.

The Distribution Agreement is renewable annually if such renewal is specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 3, 1997, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the Investment Company Act). The Distribution Agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated, without penalty, by either party on 60 days' written notice.

The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.

During the fiscal years ended December 31, 1994, 1995 and 1996, total underwriting commissions on the sale of Fund shares were $74,772, $67,564 and $98,261, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $4,266, $4,400 and $5,863, respectively.


                       PURCHASE AND REDEMPTION OF SHARES

Net Asset Value. Net asset value is computed as of the close of the NYSE on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all of the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such computation is made by (a) valuing securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price,
(b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith by the Fund's Board of Directors.

Sales Charges. The maximum sales charge is 6.5%, as a percentage of the offering price, but lower sales charges apply for larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 80% to 94%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers. At such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.

Sales at Net Asset Value. Full-time employees of the Adviser may purchase Fund shares at net asset value via payroll deduction provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

Letter of Intent. To be eligible, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent ("LOI") covering investments to be made within a period of 13 months ("Period") from such initial purchase. The investor thereby becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided such amount is not less than $10,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares may also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the reduced sales charge applicable. In addition, during the Period, the shareholder may increase his or her LOI Goal and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution in the premises to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.


Any income dividends and capital gains distributions on the escrowed Fund shares are paid to, or as directed by, the shareholder.

FPA Exchange Privilege. The procedures for exchanging shares between FPA Funds are set forth under "Purchase of Shares - FPA Exchange Privilege" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Redemption of Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent ("Agent") to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Agent to be genuine. The Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first. Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the funds involved in the request are priced, are processed on the next business day in the manner described above.

Redemption of Shares. Redemptions are not made on days during which the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares - Net Asset Value." The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practical for the Fund to fairly determine the value of its net assets or (d) the Securities and Exchange Commission, by order, so permits.

Telephone Redemption. Redemptions may be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the optional shareholder services form including the designation of a bank account to which the redemption payment is to be sent ("Designated Bank"). The proceeds will not be mailed or wired to other than the Designated Bank.
New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the optional shareholder services form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an optional shareholder services form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Redemption of Shares" in the Fund's Prospectus. The optional shareholder services form is available from authorized securities dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

The shareholder may cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared.


                         TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. The investor should be aware that a penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to commence distribution of the account at age 70-1/2. Borrowing from or against the account may also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishment of and distributions from a retirement plan.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and treasury regulations. The Code and these treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.


Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.


                              FINANCIAL STATEMENTS

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
- DECEMBER 31, 1996

Net asset value and redemption price per share
     (net assets divided by shares outstanding)..................$22.58

Offering price per share
     (100/93.5 of per share net asset value).....................$24.15

The offering price is reduced on purchases of $10,000 or more; see "Purchase and Redemption of Shares - Sales Charge" herein and "Purchase of Shares - Table of Sales Charges" in the Prospectus.

                            PORTFOLIO OF INVESTMENTS
                                December 31, 1996

COMMON STOCKS                                                            Shares        Cost           Value
-------------------------------------------------------------------    --------- -------------   -------------
PRODUCER DURABLE GOODS -- 24.1%
Belden Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .       28,500   $     797,372   $   1,054,500
Channell Commercial Corporation*  . . . . . . . . . . . . . . . .       45,900         512,942         568,012
Donaldson Company, Inc. . . . . . . . . . . . . . . . . . . . . .       29,600         755,409         991,600
Dover Corporation . . . . . . . . . . . . . . . . . . . . . . . .        8,100         230,199         407,025
Federal Signal Corporation  . . . . . . . . . . . . . . . . . . .       25,300         560,615         654,638
Graco Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .       32,900         640,260         806,050
Holophane Corporation*  . . . . . . . . . . . . . . . . . . . . .       68,000       1,192,170       1,292,000
IDEX Corporation  . . . . . . . . . . . . . . . . . . . . . . . .       37,500       1,340,020       1,495,313
Kaydon Corporation  . . . . . . . . . . . . . . . . . . . . . . .       41,700       1,204,680       1,965,113
Leggett & Platt, Incorporated . . . . . . . . . . . . . . . . . .       20,000         463,035         692,500
Methode Electronics, Inc. (Class A) . . . . . . . . . . . . . . .       23,500         387,750         475,875
TriMas Corporation  . . . . . . . . . . . . . . . . . . . . . . .       27,500         620,382         656,562
                                                                                 -------------   -------------
                                                                                 $   8,704,834   $  11,059,188
                                                                                 -------------   -------------

MATERIALS -- 14.4%
Bandag, Incorporated  . . . . . . . . . . . . . . . . . . . . . .       37,000   $   1,876,169   $   1,752,875
Caraustar Industries, Inc.  . . . . . . . . . . . . . . . . . . .       83,000       1,553,625       2,759,750
OM Group, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .       40,500         785,296       1,093,500
Unifi, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .       30,200         713,422         970,175
                                                                                 -------------   -------------
                                                                                 $   4,928,512   $   6,576,300
                                                                                 -------------   -------------
BUSINESS SERVICES & SUPPLIES -- 13.2%
Arrow Electronics, Inc.*  . . . . . . . . . . . . . . . . . . . .       19,000   $     744,901   $   1,016,500
Bacou USA, Inc.*  . . . . . . . . . . . . . . . . . . . . . . . .       38,700         587,318         643,388
Devon Group, Inc.*  . . . . . . . . . . . . . . . . . . . . . . .       71,000       2,472,868       1,952,500
Franklin Quest Co.* . . . . . . . . . . . . . . . . . . . . . . .       45,000         983,301         945,000
Manpower Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .       29,800         787,623         968,500
Strayer Education, Inc. . . . . . . . . . . . . . . . . . . . . .       21,800         219,019         501,400
                                                                                 -------------   -------------
                                                                                 $   5,795,030   $   6,027,288
                                                                                 -------------   -------------

RETAILING -- 9.6%
Arbor Drugs, Inc. . . . . . . . . . . . . . . . . . . . . . . . .       91,875   $     760,521   $   1,596,328
Bob Evans Farms, Inc. . . . . . . . . . . . . . . . . . . . . . .       54,000       1,078,907         729,000
Circuit City Stores, Inc. . . . . . . . . . . . . . . . . . . . .       40,000       1,141,870       1,205,000
Toys "R" Us, Inc.*  . . . . . . . . . . . . . . . . . . . . . . .       29,400         774,665         882,000
                                                                                 -------------   -------------
                                                                                 $   3,755,963   $   4,412,328
                                                                                 -------------   -------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1996



COMMON STOCKS--CONTINUED                                              Shares          Cost           Value
-------------------------------------------------------------------    --------- -------------   -------------
HEALTH CARE -- 9.0%
Allergan, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .       36,700   $     801,887   $   1,307,437
DENTSPLY International Inc. . . . . . . . . . . . . . . . . . . .       21,100         731,950       1,002,250
Landauer, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .       50,000       1,003,288       1,225,000
Pfizer Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,300         212,634         604,987
                                                                                 -------------   -------------
                                                                                 $   2,749,759   $   4,139,674
                                                                                 -------------   -------------
CONSUMER NON-DURABLE GOODS -- 8.3%
Lancaster Colony Corporation  . . . . . . . . . . . . . . . . . .       37,000   $   1,251,531   $   1,702,000
Newell Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . .       15,000         353,550         472,500
Tupperware Corporation  . . . . . . . . . . . . . . . . . . . . .       30,400       1,234,708       1,630,200
                                                                                 -------------   -------------
                                                                                 $   2,839,789   $   3,804,700
                                                                                 -------------   -------------
INSURANCE -- 6.0%
Horace Mann Educators Corporation . . . . . . . . . . . . . . . .       30,600   $     737,113   $   1,235,475
Poe & Brown, Inc. . . . . . . . . . . . . . . . . . . . . . . . .       24,100         583,188         638,650
Progressive Corporation, The  . . . . . . . . . . . . . . . . . .       12,600         488,443         848,925
                                                                                 -------------   -------------
                                                                                 $   1,808,744   $   2,723,050
                                                                                 -------------   -------------
CONSUMER DURABLE GOODS -- 5.1%
Cooper Tire & Rubber Company  . . . . . . . . . . . . . . . . . .       53,800   $   1,258,723   $   1,062,550
Juno Lighting, Inc. . . . . . . . . . . . . . . . . . . . . . . .       80,900       1,342,786       1,294,400
                                                                                 -------------   -------------
                                                                                 $   2,601,509   $   2,356,950
                                                                                 -------------   -------------
ENTERTAINMENT -- 4.0%
Carnival Corporation (Class A)  . . . . . . . . . . . . . . . . .       55,000   $   1,225,895   $   1,815,000
                                                                                 -------------   -------------

ENGINEERING AND ARCHITECTURAL
 SERVICES -- 2.0%
Dames & Moore, Inc. . . . . . . . . . . . . . . . . . . . . . . .       64,000   $     791,371   $     936,000
                                                                                 -------------   -------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1996

                                                                  Shares or
                                                                  Principal
COMMON STOCKS--CONTINUED                                            Amount            Cost          Value
--------------------------------------------------------------------------------------------------------------------------
ENERGY -- 1.0%
North European Oil Royalty Trust (CBI)  . . . . . . . . . . .           35,000    $   240,950     $   459,375
                                                                                  -----------     -----------

TOTAL INVESTMENT SECURITIES --
 COMMON STOCKS -- 96.7% . . . . . . . . . . . . . . . . . . .                     $35,442,356     $44,309,853
                                                                                  ===========     -----------

SHORT-TERM INVESTMENTS -- 3.2%
Short-Term Corporate Notes:
  American General Finance Corporation
  -- 5.9% 1/03/97 . . . . . . . . . . . . . . . . . . . . . .     $  1,000,000                    $   999,672
State Street Bank Repurchase Agreement (Dated 12/31/96)
  -- 4 3/4% 1/02/97 (Collateralized by U.S. Treasury Notes
  -- 6% 1998, market value $474,164)  . . . . . . . . . . . .          460,000                        460,061
                                                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS  . . . . . . . . . . . . . . . .                                     $ 1,459,733
                                                                                                  -----------

TOTAL INVESTMENTS -- 99.9%  . . . . . . . . . . . . . . . . .                                     $45,769,586
Other assets less liabilities -- 0.1% . . . . . . . . . . . .                                          28,257
                                                                                                  -----------


TOTAL NET ASSETS -- 100%  . . . . . . . . . . . . . . . . . .                                     $45,797,843
                                                                                                  ===========






*Non-income producing security
See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $35,442,356) .......................................   $44,309,853
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) ........................................     1,459,733      $45,769,586
                                                                              -----------      -----------
  Cash ....................................................................                            922
  Receivable for:
    Dividends .............................................................   $    77,277
    Capital Stock sold ....................................................        20,737           98,014
                                                                              -----------      -----------
                                                                                               $45,868,522


LIABILITIES
  Payable for:
    Advisory fees and financial services ..................................   $    32,089
    Capital Stock repurchased .............................................        23,709
    Accrued expenses ......................................................        14,881           70,679
                                                                              -----------      -----------


NET ASSETS -- equivalent to $22.58 per share on 2,028,531
  shares of Capital Stock outstanding .....................................                    $45,797,843
                                                                                               ===========



SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 2,028,531 shares .......................                    $    20,285
  Additional Paid-in Capital ..............................................                     30,355,477
  Undistributed net investment income .....................................                         96,930
  Undistributed net realized gain on investments ..........................                      6,457,654
  Unrealized appreciation of investments ..................................                      8,867,497
                                                                                               -----------

  Net assets at December 31, 1996 .........................................                    $45,797,843
                                                                                               ===========






See notes to financial statements.

                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996

INVESTMENT INCOME
    Interest ...............................................................................                             $   123,408
    Dividends ..............................................................................                                 627,029
                                                                                                                         -----------
                                                                                                                         $   750,437

EXPENSES -- Note 3:
    Advisory fees ..........................................................................         $   336,004
    Financial services .....................................................................              44,801
    Transfer agent fees and expenses .......................................................              43,637
    Audit fees .............................................................................              27,025
    Custodian fees .........................................................................              22,881
    Directors' fees and expenses ...........................................................              19,737
    Registration fees ......................................................................              19,357
    Reports to shareholders ................................................................               7,697
    Insurance ..............................................................................               4,931
    Legal fees .............................................................................               4,182
    Other expenses .........................................................................               3,800             534,052
                                                                                                     -----------         -----------
            Net investment income ..........................................................                             $   216,385
                                                                                                                         -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less) ..............................         $19,204,826
    Cost of investment securities sold .....................................................          12,746,492
                                                                                                     -----------
      Net realized gain on investments .....................................................                             $ 6,458,334

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year ...........................................         $ 7,233,479
    Unrealized appreciation at end of year .................................................           8,867,497
                                                                                                     -----------
      Increase in unrealized appreciation of investments ...................................                               1,634,018
                                                                                                                         -----------

            Net realized and unrealized gain on investments ................................                             $ 8,092,352
                                                                                                                         -----------


NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..........................................................................                             $ 8,308,737
                                                                                                                       ============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                             For the Year Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                                   1996                              1995
                                                     --------------------------------   ----------------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . . .      $      216,385                       $     792,490
  Net realized gain on investments  . . . . . .           6,458,334                           7,231,196
  Increase (decrease) in unrealized
    appreciation of investments . . . . . . . .           1,634,018                            (280,373)
                                                     ---------------                      -------------

Increase in net assets resulting
  from operations . . . . . . . . . . . . . . .                         $    8,308,737                          $    7,743,313

Distributions to shareholders from:
  Net investment income . . . . . . . . . . . .      $     (473,568)                      $  (1,028,669)
  Net realized capital gains  . . . . . . . . .          (7,224,334)        (7,697,902)      (5,865,116)            (6,893,785)
                                                     --------------                       -------------

Capital Stock transactions:
  Proceeds from Capital Stock sold  . . . . . .      $    3,446,804                       $   3,397,740
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions  . . . . . .           6,824,920                           6,078,112
  Cost of Capital Stock repurchased . . . . . .         (12,475,048)        (2,203,324)     (14,900,189)            (5,424,337)
                                                     --------------     --------------    -------------         --------------

Total decrease in net assets  . . . . . . . . .                         $   (1,592,489)                         $   (4,574,809)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $354,113 and $590,292  . . . . . . . . . .                             47,390,332                              51,965,141
                                                                        --------------                          --------------
End of year, including
  undistributed net investment income
  of $96,930 and $354,113 . . . . . . . . . . .                         $   45,797,843                          $   47,390,332
                                                                        ==============                          ==============


CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold  . . . . . . . . .                                171,914                                 162,549
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions . . . . . . . . . . . . . .                                360,490                                 314,308

Shares of Capital Stock repurchased . . . . . .                               (623,524)                               (722,174)
                                                                        --------------                          --------------
Decrease in Capital Stock outstanding . . . . .                                (91,120)                               (245,317)
                                                                        ==============                          ==============





See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.


NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $12,755,140 for the year ended December 31, 1996. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at December 31, 1996 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

    Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

    For the year ended December 31, 1996, the Fund paid aggregate fees of $19,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm.

                         NOTES TO FINANCIAL STATEMENTS
                                   Continued

NOTE 4 -- DISTRIBUTOR

    For the year ended December 31, 1996, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $5,863 in net Fund share sales commissions after reallowance to other dealers. The
Distributor  pays  its  own  overhead  and general administrative   expenses,
the  cost  of supplemental sales literature, promotion and advertising.


NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

    On December 26, 1996, the Board of Directors declared a dividend from net investment income of $0.05 per share and a distribution from net realized capital gains of $3.19 per share payable January 6, 1997 to shareholders of record on December 31, 1996. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, January 2, 1997.

                         REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.


We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 4 of the Prospectus for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 4 of the Prospectus, for each of the ten years in the period then ended in conformity with generally accepted accounting principles.



                                                            /s/ERNST & YOUNG LLP
                                                               ERNST & YOUNG LLP





Los Angeles, California
February 7, 1997